UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2014

ZIOPHARM Oncology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33038	84-1475672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Avenue, Parris Building 34, Navy Yard Plaza Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 259-1970

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of, and Extension to, Employment Agreement with Jonathan Lewis, M.D., Ph.D.

On January 8, 2014, ZIOPHARM Oncology, Inc., or the Company, entered into an Amendment and Extension to Employment Agreement, or the Lewis Employment Amendment, with Jonathan Lewis, M.D., Ph.D., the Company’s Chief Executive Officer, that extended the term of the existing employment agreement with Dr. Lewis for an additional one year period expiring January 8, 2015. Dr. Lewis’s employment agreement, as previously extended, was scheduled to expire by its terms on January 8, 2014. The Lewis Employment Amendment also amended Dr. Lewis’s employment agreement: to reflect that upon any termination of Dr. Lewis’s employment, any then accrued and unused vacation will be timely paid; to reflect that during the term of Dr. Lewis’s employment agreement, any accrued and unused vacation at the end of any given calendar year may be carried forward to future calendar years, subject to the limitations and pursuant to the terms of the Company’s generally applicable vacation policy; and, to reflect compliance with Section 409A of the Internal Revenue Code to the extent applicable to Dr. Lewis’s severance benefits. A copy of the Lewis Employment Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment of Employment Agreement with Caesar J. Belbel

On January 7, 2014, the Company and Caesar J. Belbel, the Company’s Executive Vice President, Secretary and Chief Legal Officer entered into an Amendment to Employment Agreement, or the Belbel Employment Amendment, that amended Mr. Belbel’s employment agreement to reflect that upon any termination of Mr. Belbel’s employment, any then accrued and unused vacation will be timely paid, and that during Mr. Belbel’s employment, any accrued and unused vacation at the end of any given calendar year may be carried forward to future calendar years, subject to the limitations and pursuant to the terms of the Company’s generally applicable vacation policy. A copy of the Belbel Employment Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Amendment and Extension to Employment Agreement dated January 8, 2014 by and between ZIOPHARM Oncology, Inc. and Jonathan Lewis, M.D., Ph.D.

10.2	Amendment to Employment Agreement dated January 7, 2014 by and between ZIOPHARM Oncology, Inc. and Caesar J. Belbel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIOPHARM Oncology, Inc.

	By:	/s/ Kevin G. Lafond
Date: January 8, 2014		Name:	Kevin G. Lafond
		Title:	Vice President, Chief Accounting Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

10.1	Amendment and Extension to Employment Agreement dated January 8, 2014 by and between ZIOPHARM Oncology, Inc. and Jonathan Lewis, M.D., Ph.D.

10.2	Amendment to Employment Agreement dated January 7, 2014 by and between ZIOPHARM Oncology, Inc. and Caesar J. Belbel